Exhibit 99.2

Third Quarter 2010 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer and Treasurer

Investor Relations Contact Craig Jackson VP & Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions, including impacts the current financial crisis may have on our business and financial condition; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. 1

Financial Update 2 Earnings guidance 2010: $2.35 to $2.55 per share 2011: $2.30 to $2.55 per share

Regulatory Update 3 AMI/Smart Grid filing: Motion to withdraw filing submitted to PUCO on October 19th Electric Security Plan (ESP)/ Significant Excessive Earnings Test (SEET): Plan to file next ESP in first half of 2012 Actively monitoring SEET proceedings DP&L’s initial SEET process scheduled to occur in 2013

DPL’s Competitive Retail Environment DPL Energy Resources (DPLER) has retained 95% of switched retail load to date. Estimated unfavorable revenue impact: 2010: $15M Prior Quarter Current Annualized Annualized Estimate % Estimate % Retail Load supplied by DP&L 65.0% 60.7% CRES Share of DP&L Load DPLER Share of DP&L Load 33.6% 37.4% 3rd Party Share of DP&L Load 1.4% 1.9% CRES Provided Load 35.0% 39.3% Total Retail Load 100.0% 100.0%

5 YTD retail sales growth trends: Actual: +7.2% WN: +0.3% Industrial volumes are the primary driver of total YTD 2010 sales growth Project 2010 weather adjusted retail sales to be 0.5% to 1% higher than 2009. Year-to-Date September Retail Sales

Plant Performance 6 EFOR (%) Forced outages had a negative impact on Q3 2010: Generation output decreased by 5% $6 million negative gross margin impact

Scrubber (FGD) Operations 7 Scrubbers continue to perform well at Stuart and Killen stations Successfully burning Illinois Basin coal at each station. Emission removal rates are meeting expectations.

Third Quarter 2010 Financial Results

Financial Results 9 Earnings per share on common stock 2010 2009 2010 2009 Basic 0.75 $ 0.60 $ 1.89 $ 1.60 $ Diluted 0.74 $ 0.59 $ 1.88 $ 1.58 $ Average number of common shares outstanding 2010 2009 2010 2009 (in millions) Basic 115.8 112.4 115.7 112.2 Diluted 116.3 114.4 116.2 113.4 Three Months Ended September 30, Three Months Ended September 30, Nine Months Ended September 30, Nine Months Ended September 30,

Third Quarter 2010 Earnings Drivers 3rd Quarter 2009 actual diluted earnings per share $0.59 Items impacting 3rd Quarter 2010 earnings ($ per share): Increased retail revenues $0.46 Lower gains on coal sales ($0.05) Higher fuel expenses ($0.05) Higher purchased power expenses ($0.11) Net RTO revenue and expense ($0.05) O&M costs with revenue offsets ($0.03) Health insurance and long-term disability ($0.02) 3rd Quarter 2010 actual diluted earnings per share $0.74 10

Other income statement items compared to Q3 2009: Lower depreciation expense of $3.9 million Higher general taxes of $2.4 million Lower interest expense of $2.0 million Higher income taxes of $12.2 million 11 Increased pre-tax income Debt retirement in 2009 Third Quarter 2010 Earnings Drivers Higher kwh tax expense Lower generation depreciation rates

Liquidity and Capital Outlook

 No borrowings currently outstanding on DP&L’s revolvers. Cash position remains strong. Liquidity and Select Cash Flow Items 13 Liquidity @ September 30, 2010 ($ in millions) Cash and cash equivalents 139 $ Short-term investments 48 Available Credit from DP&L $220M Revolver 220 Available Credit from DP&L $200M Revolver 200 Total Available Credit from Combined Revolvers 420 $ Select Cash Flow Items for YTD September 2010 ($ in millions) Net cash provided by operating activities 332 $ Dividends paid on common stock (105) $ Capital expenditures (114) $

Cash Deployment Opportunities Near-term annual on-going maintenance capex expected to be approximately $200M per year. Alternative cash deployment strategies: 2011 - 2013 New 3-year stock repurchase plan: Up to $200 million Incremental T&D investments: $150-$200 million Allocation of Incremental T&D Investments

2010 Earnings Guidance

2010 earnings guidance of $2.35 to $2.55 per share reaffirmed 2010 Earnings Guidance Reaffirmed 16

17 2011 earnings guidance of $2.30 to $2.55 per share 2011 Earnings Guidance and Key Assumptions Revenue 1% weather normalized retail sales growth Wholesale sales: 2,900 – 3,300 gWh On-peak power pricing: $40/mWh Gas pricing: $4.50/mmbtu Reduced revenue due to switching: $20-$25 million 2% increase in O&M expense, excluding costs with revenue offsets Coal optimization benefits are flat to 2010 @ $6 million Implementation of share repurchase plan Projected generation output of 15,000 – 16,000 gWh Purchased power volume of 1,800 – 2,200 gWh Cost Control Plant Performance and Purchased Power Other

Third Quarter 2010 Earnings Review Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer and Treasurer